Simplify Macro Strategy ETF

FIG

Supplement dated April 25, 2022 to the Prospectus dated January 28, 2022, with respect to the Simplify Macro Strategy ETF.

The disclosure under the FUND SUMMARY sub-heading “Principal Investment Strategies” is supplemented with the following.

The Fund executes as portion of its alternative strategy and derivatives overlay strategy indirectly by investing in a wholly-owned subsidiary. The Fund gains exposure to certain investments related to these strategies by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Simplify Asset Management Inc., the Fund’s investment advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Alternative ETFs and commodity-linked derivatives in accordance with applicable tax rules and regulations.

The disclosure under the FUND SUMMARY sub-heading “Principal Investment Risks” is supplemented with the following.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

The disclosure under the ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS sub-heading “PRINCIPAL INVESTMENT STRATEGIES” is supplemented with the following.

The Fund executes as portion of its alternative strategy and derivatives overlay strategy indirectly by investing in a wholly-owned subsidiary. The Fund gains exposure to certain investments related to these strategies by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Simplify Asset Management Inc., the Fund’s investment advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Alternative ETFs and commodity-linked derivatives in accordance with applicable tax rules and regulations.

The disclosure under the ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS sub-heading “PRINCIPAL INVESTMENT RISKS” is supplemented with the following.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

The disclosure under the ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS is further supplemented with the following.

SUBSIDIARY: The Simplify Macro Strategy ETF executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary. The subsidiary invests the majority of its assets in Alternative ETFs and commodity-linked futures contracts subject to the same investment restrictions as the Simplify Macro Strategy ETF, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the subsidiary are also principal investment strategies and principal risks of the Simplify Macro Strategy ETF and are reflected in this Prospectus. The financial statements of a subsidiary are consolidated with those of the Simplify Macro Strategy ETF. By investing in Alternative ETFs and commodities indirectly through a subsidiary, the Simplify Macro Strategy ETF obtains exposure to the Alternative ETF and commodities markets within the federal tax requirements that apply to the Simplify Macro Strategy ETF. Specifically, the subsidiary provides the Simplify Macro Strategy ETF with exposure to the Alternative ETF and commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Simplify Macro Strategy ETF’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Simplify Macro Strategy ETF will make investments in certain Alternative ETFs and commodity-linked derivatives through the subsidiary because income from these securities and derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Simplify Macro Strategy ETF invests in them directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Simplify Macro Strategy ETF does not have a private letter ruling. To satisfy the 90% income requirement, the subsidiary may, no less than annually, declare and distribute a dividend to the Simplify Macro Strategy ETF, as the sole shareholder of the subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because Simplify Macro Strategy ETF may invest a substantial portion of its assets in the subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to Simplify Macro Strategy ETF may also include the subsidiary.

The subsidiary follows the same compliance policies and procedures, as the Simplify Macro Strategy ETF and is subject to the same investment restrictions and limitations as Simplify Macro Strategy ETF when measured on a consolidated basis with the Simplify Macro Strategy ETF. The Simplify Macro Strategy ETF complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the subsidiary. In addition, the subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Simplify Macro Strategy ETF’s custodian also serves as the custodian to the subsidiary.

The Adviser to the subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be the investment adviser to the subsidiary under the 1940 Act.